[Logo] M F S (R)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(R)

                               [Graphic Omitted]

                              MFS(R) GOVERNMENT
                              MARKETS INCOME TRUST

                              SEMIANNUAL REPORT o MAY 31, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 14
Notes to Financial Statements ............................................. 18
Trustees and Officers ..................................................... 24

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did very dramatically this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1.  VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high stock prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2.  INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- five, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3.  INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into which portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares. And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4.  DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, by moving money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in seven out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in seven out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    June 15, 2000

--------------

(1) For a more complete explanation of dollar-cost averaging and the math involved, see "ABCs of Investing" in the Investor Education section of our Web site (www.mfs.com).
(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89, '90s -- 12/31/89- 12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization- weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended May 31, 2000, the trust provided a total return of 6.39% based on its beginning and ending stock market prices and assuming the reinvestment of any distributions paid during the period. The trust's total return based on its net asset value (NAV) was 2.50%. During the same period, the Salomon Brothers Medium Term (1- to 10-year) Treasury Government Sponsored Index (the Salomon Index), an unmanaged index of medium-term U.S. Treasury and government-agency securities, returned 1.54%. The J.P. Morgan Non-Dollar Government Bond Index (the Morgan Index), an unmanaged index of actively traded government bonds issued by 12 countries (excluding the United States) with remaining maturities of at least one year, returned -4.61% over the same period.

The past six months have been marked by persistent concerns about mounting inflation pressures and the prospects of further interest-rate increases by the Federal Reserve Board (the Fed). During most of the period, Treasury securities, which represent a significant portion of the trust's investments, absorbed the negative inflation news fairly well, benefiting from the turbulence in the equity market and ongoing positive supply and demand trends.

The performance of Treasuries also was helped by the solid fiscal performance of the U.S. government. Growing federal budget surpluses prompted the U.S. Treasury to limit the size and frequency of its auctions of new debt and to begin buying back nearly $30 billion of longer-maturity Treasury bonds outstanding during 2000. The anticipated scarcity of long-term Treasury bonds caused them to rally even as short-term interest rates kept climbing and most other fixed-income investments lost ground. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

In this environment, we have favored Treasuries because we feel their total return potential has been more attractive than that of nongovernment securities. Generally, we use our Treasury investments to help balance the trust's duration, which is an indicator of a portfolio's sensitivity to interest-rate changes. Currently, the portfolio's duration is about the same as that of the Salomon Index. We want to avoid holding too many longer-maturity bonds because their prices would decline if interest rates went up. By the same token, we don't want to hold too many short-maturity bonds because they produce relatively low yields. Accordingly, we emphasized Treasuries with 8- to 10-year and one-year and under maturities, while avoiding one- to four-year Treasury securities because we found that they tended to be more negatively affected by the Fed's interest-rate increases during the period. However, if the economy begins to show signs of weakness as a result of the Fed's interest-rate hikes, we will consider increasing our holdings in longer-term bonds as a way to try to gain additional yield.

For most of the period, we underweighted the trust's investments in mortgage-backed securities relative to the Salomon Index, which proved to be a helpful strategy. Although mortgages performed well during the first few months of the year, performance worsened as interest rates started to rise. One of the characteristics of mortgage-backed securities is that their interest-rate sensitivity increases as interest rates rise, which in turn causes their prices to drop.

More recently, however, we've started to look closely at mortgage-backed bonds issued by federal agencies such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation because we believe they have offered unusually attractive values. Yield spreads -- the yield differences between U.S. Treasuries, agency bonds, and other fixed-income securities -- were at record levels, reflecting both the shrinking supply of Treasury issues and investors' concerns that legislative changes could affect the regulatory treatment of government-sponsored institutions. However, we do not foresee any changes that would alter the high ratings of existing agency securities. In addition, we believe any changes that may occur are unlikely to jeopardize the ability of these agencies to make timely coupon or principal payments.

International bonds have been used opportunistically in the trust when we thought they would perform better than U.S. Treasuries. Because we felt the relative attractiveness and value of many international bonds had begun to deteriorate in the first quarter of 2000, we took some profits on international bonds that had performed well. By the end of the period, we had significantly reduced our exposure to international bonds.

In Europe, we bought German bonds because we believe they offered favorable liquidity and because there was relatively less inflation in Germany than in the United States. Also attractive were Greek bonds, which we believed offered high yields compared to other European markets. In addition, Greek bonds rallied as the country got closer to acceptance into European monetary union
(EMU) and as it lowered its interest rates to be more in line with EMU.

Over the next few months, we believe the U.S. bond market will most likely remain cautious in anticipation of further Fed interest-rate hikes. Economic growth during the third and fourth quarters of 1999 was very strong, but we think we're almost at the point where economic growth and inflation concerns have peaked. We believe we should start to see evidence that economic growth is decelerating, which could start to calm inflation worries. If this scenario begins to take shape, we could experience some improved performance from fixed-income securities. In the meantime, we think the market remains uncertain about how much inflation might accelerate and how far the Fed needs to go to achieve a better balance between growth and the potential for inflation.

    Respectfully,

/s/ Stephen C. Bryant                   /s/ Steven E. Nothern

    Stephen C. Bryant                       Steven E. Nothern
    Portfolio Manager                       Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

   STEPHEN C. BRYANT IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) INSTITUTIONAL GLOBAL FIXED INCOME FUND, MFS(R) INTERMEDIATE INCOME FUND, AND THE GLOBAL GOVERNMENTS SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. HE ALSO MANAGES MFS(R) GOVERNMENT MARKETS INCOME TRUST AND MFS(R) INTERMEDIATE INCOME TRUST, TWO CLOSED-END FUNDS. HE JOINED MFS IN 1987 AS ASSISTANT VICE PRESIDENT. HE WAS NAMED VICE PRESIDENT IN 1989, PORTFOLIO MANAGER IN 1992, AND SENIOR VICE PRESIDENT IN 1993. MR. BRYANT IS A GRADUATE OF WESLEYAN UNIVERSITY.

   STEVEN E. NOTHERN IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF MFS(R) GOVERNMENT SECURITIES FUND AND THE GOVERNMENT SECURITIES SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. MR. NOTHERN ALSO MANAGES TWO CLOSED-END FUNDS, MFS(R) INTERMEDIATE INCOME TRUST AND MFS(R) GOVERNMENT MARKETS INCOME TRUST. MR. NOTHERN JOINED MFS IN 1986 IN THE FIXED INCOME DEPARTMENT AND WAS NAMED VICE PRESIDENT IN 1989, PORTFOLIO MANAGER IN 1991, AND SENIOR VICE PRESIDENT IN 1993. HE IS A GRADUATE OF MIDDLEBURY COLLEGE AND HOLDS A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM BOSTON UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC.

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, SECURITY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------

NUMBER OF SHAREHOLDERS

As of May 31, 2000, our records indicate that there are 8,028 registered shareholders and approximately 26,500 shareholders owning trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the trust, please write or call:

        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304

In accordance with Section 23(c) of the Investment Company Act of 1940, the trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

OBJECTIVE: Seeks to provide a high level of current income

NEW YORK STOCK EXCHANGE SYMBOL: MGF

--------------------------------------------------------------------------------
   PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

   (For the period ended May 31, 2000)

   NET ASSET VALUE PER SHARE
   November 30, 1999                                                $6.94
   May 31, 2000                                                     $6.83

   NEW YORK STOCK EXCHANGE PRICE
   November 30, 1999                                                $5.8125
   May 2, 2000 (high)*                                              $6.1250
   January 20, 2000 (low)*                                          $5.6875
   May 31, 2000                                                     $5.9375

   *For the six months ended November 30, 1999, through May 31, 2000.

--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MFS offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

PORTFOLIO OF INVESTMENTS (Unaudited) -- May 31, 2000

Bonds - 90.9%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                    VALUE
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 80.7%
  Government National Mortgage Association - 10.6%
    GNMA, 7s, 2022 - 2029                                           $    17,500             $ 16,837,517
    GNMA, 7.5s, 2022 - 2027                                              20,308               19,950,081
    GNMA, 8s, 2030 - 2030                                                 6,492                6,507,691
    GNMA, TBA, 7s, 2022 - 2025                                            1,037                  995,541
    GNMA, TBA, 7.5s, 2010 - 2025                                            519                  513,180
                                                                                            ------------
                                                                                            $ 44,804,010
--------------------------------------------------------------------------------------------------------
  Small Business Administration - 0.5%
    SBA, 8.875s, 2011                                               $     2,082             $  2,134,428
--------------------------------------------------------------------------------------------------------
  U.S. Federal Agencies - 34.5%
    Federal Home Loan Mortgage Corp., 6.875s, 2005                  $    50,130             $ 49,056,717
    Federal Home Loan Mortgage Corp. Gold PCS, TBA,
      7.5s, 2027                                                          3,835                3,733,947
    Federal National Mortgage Assn., 6.956s, 2007                         5,748                5,598,789
    Federal National Mortgage Assn., 7.5s, 2015                          18,075               17,827,706
    Federal National Mortgage Assn., 8.5s, 2027                          10,100               10,447,137
    Federal National Mortgage Assn., 7s, 2029                             6,195                5,881,280
    Federal National Mortgage Assn., 7s, 2030                            21,778               20,675,129
    Federal Housing Administration., 10.375s, 2030+                       2,254                2,254,102
    Financing Corp., 10.7s, 2017                                          8,500               11,152,255
    Financing Corp., 9.8s, 2018                                           5,000                6,140,600
    Financing Corp., 10.35s, 2018                                         9,500               12,205,980
                                                                                            ------------
                                                                                            $144,973,642
--------------------------------------------------------------------------------------------------------
  U.S. Government Guaranteed - 2.0%
    Housing Urban Development, 6.59s, 2016                          $     5,612             $  4,978,896
    Private Export Funding Corp., 7.01s, 2004                             3,380                3,370,097
                                                                                            ------------
                                                                                            $  8,348,993
--------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 33.1%
    U.S. Treasury Bonds, 10.375s, 2009                              $     6,200             $  7,042,828
    U.S. Treasury Bonds, 10.375s, 2012                                    8,400               10,192,896
    U.S. Treasury Bonds, 9.875s, 2015                                    32,750               43,618,742
    U.S. Treasury Bonds, 8.875s, 2017                                     6,000                7,514,040
    U.S. Treasury Bonds, 3.625s, 2028                                    10,551                9,921,408
    U.S. Treasury Bonds, 6.125s, 2029                                     5,192                5,167,650
    U.S. Treasury Notes, 8s, 2001                                         9,250                9,351,195
    U.S. Treasury Notes, 5.875s, 2004                                    34,250               33,297,507
    U.S. Treasury Notes, 4.25s, 2010                                      7,087                7,128,966
    U.S. Treasury Notes, 6.5s, 2010                                       6,000                6,088,140
                                                                                            ------------
                                                                                            $139,323,372
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                            $339,584,445
--------------------------------------------------------------------------------------------------------
Foreign Bonds - 10.2%
  Argentina - 0.5%
    Republic of Argentina, 0s, 2001                                 $     1,500             $  1,297,500
    Republic of Argentina, 11.375s, 2010                                    100                   88,000
    Republic of Argentina, 6s, 2023                                         700                  466,206
    Republic of Argentina, 6.875s, 2023                                     435                  361,050
                                                                                            ------------
                                                                                            $  2,212,756
--------------------------------------------------------------------------------------------------------
  Brazil - 1.1%
    Banco Naciona de Desenvolvi, 12.693s, 2008 (Banks and
      Credit Cos.)##                                                $        80             $     72,400
    Federal Republic of Brazil, 7.438s, 2012                                210                  149,625
    Federal Republic of Brazil, 8s, 2014                                  1,882                1,317,116
    Federal Republic of Brazil, 12.75s, 2020                                660                  608,850
    Federal Republic of Brazil, 7.375s, 2024                              1,671                1,251,161
    Federal Republic of Brazil, 12.25s, 2030                              1,300                1,150,500
                                                                                            ------------
                                                                                            $  4,549,652
--------------------------------------------------------------------------------------------------------
  Bulgaria - 0.3%
    National Republic of Bulgaria, 7.063s, 2024                     $     1,455             $  1,099,303
--------------------------------------------------------------------------------------------------------
  Denmark - 0.4%
    Kingdom of Denmark, 7s, 2007                                  DKK    12,142             $  1,631,218
--------------------------------------------------------------------------------------------------------
  France - 0.4%
    Republic of France, 4s, 2009                                  EUR     2,121             $  1,788,241
--------------------------------------------------------------------------------------------------------
  Germany - 1.9%
    Federal Republic of Germany, 4.5s, 2009                       EUR     8,888             $  7,885,850
--------------------------------------------------------------------------------------------------------
  Greece - 3.7%
    Hellenic Republic, 8.7s, 2005                                 GRD   521,000             $  1,593,389
    Hellenic Republic, 5.75s, 2008                                EUR       731                  680,440
    Republic of Greece, 8.9s, 2003                                GRD 2,650,000                7,846,334
    Republic of Greece, 6s, 2006                                      2,000,000                5,497,825
                                                                                            ------------
                                                                                            $ 15,617,988
--------------------------------------------------------------------------------------------------------
  Mexico - 0.6%
    Maxcom Telecomunicaciones Cv, 13.75s, 2007                      $       530             $    457,125
    Nuevo Grupo Iusacell SA, 14.25s, 2006                                   529                  523,710
    United Mexican States, 9.875s, 2007                                     800                  796,000
    United Mexican States, 7.313s, 2019                                     880                  860,200
                                                                                            ------------
                                                                                            $  2,637,035
--------------------------------------------------------------------------------------------------------
  Morocco - 0.2%
    Kingdom of Morocco, 7.75s, 2009                                 $     1,339             $    903,681
--------------------------------------------------------------------------------------------------------
  Netherlands - 0.1%
    Netia Holdings B.V., 10.25s, 2007
      (Telecommunications)                                          $       477             $    398,295
--------------------------------------------------------------------------------------------------------
  New Zealand - 0.5%
    Government of New Zealand, 8s, 2006                           NZD     3,999             $  1,919,379
--------------------------------------------------------------------------------------------------------
  Panama - 0.3%
    Republic of Panama, 8.25s, 2008                                 $       350             $    291,375
    Republic of Panama, 8.875s, 2027                                      1,180                  920,400
                                                                                            ------------
                                                                                            $  1,211,775
--------------------------------------------------------------------------------------------------------
  South Korea - 0.2%
    Hanvit Bank, 12.75s, 2010                                       $       955             $    873,825
--------------------------------------------------------------------------------------------------------
  Turkey
    Republic of Turkey, 11.875s, 2030                               $       138             $    143,347
--------------------------------------------------------------------------------------------------------
  United Kingdom
    United Kingdom Treasury, 6.75s, 2004                          GBP         5             $      7,771
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                         $ 42,880,116
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $401,538,694)                                                 $382,464,561
--------------------------------------------------------------------------------------------------------

Warrants
--------------------------------------------------------------------------------------------------------
                                                                         SHARES
--------------------------------------------------------------------------------------------------------
    Republic of Venezuela* (Identified Cost, $0)                         37,500             $    --
--------------------------------------------------------------------------------------------------------

Rights
--------------------------------------------------------------------------------------------------------
    United Mexican States* (Identified Cost, $0)                      1,354,000             $    --
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 8.6%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Federal National Mortgage Assn. Discount Notes,
      due 6/01/00, at Amortized Cost                                $    36,105             $ 36,105,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $437,643,694)                                           $418,569,561
--------------------------------------------------------------------------------------------------------

Put Options Written - (0.1)%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Canadian Dollars/June/1.49                                    CAD  (20,980)             $   (116,816)
    Euro/August/.96                                               EUR  (13,469)                 (178,089)
--------------------------------------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $327,263)                                     $   (294,905)
--------------------------------------------------------------------------------------------------------

Call Options Written - (0.3)%
--------------------------------------------------------------------------------------------------------

DESCRIPTION/EXPIRATION MONTH/STRIKE PRICE
--------------------------------------------------------------------------------------------------------
    Japanese Yen/July/103                                         JPY(1,489,719)            $  (52,140)
    Australian Dollars/June/.60                                   AUD   (19,247)              (929,249)
    Australian Dollars/May/.555                                   AUD    (6,330)              (177,280)
    Euro/August/.88                                               EUR   (10,957)               (30,648)
--------------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $844,900)                                    $ (1,189,317)
--------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 0.9%                                                          3,661,320
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $420,746,659
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

            AUD  = Australian Dollars          GBP = British Pounds
            CAD  = Canadian Dollars            GRD = Greek Drachma
            DKK  = Danish Kroner               JPY = Japanese Yen
            EUR  = Euro                        NZD = New Zealand Dollars

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
MAY 31, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $437,643,694)            $418,569,561
  Cash                                                                   23,157
  Net receivable for forward foreign currency exchange
    contracts to sell                                                 2,002,066
  Receivable for investments sold                                       720,404
  Receivable for swap agreements                                         33,043
  Interest receivable                                                 4,922,003
  Other assets                                                            6,859
                                                                   ------------
      Total assets                                                 $426,277,093
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $    723,612
  Payable for Fund shares reacquired                                    590,750
  Payable to dividend disbursing agent                                  195,729
  Net payable for forward foreign currency exchange
    contracts to purchase                                               514,045
  Net payable for forward foreign currency exchange
    contracts subject to master netting agreements                    1,600,994
  Written options outstanding, at value (premium received,
    $1,172,163)                                                       1,484,222
  Payable to affiliates -
    Management fee                                                        8,463
    Transfer and dividend disbursing agent fee                           13,667
    Administration fee                                                      202
  Accrued expenses and other liabilities                                398,750
                                                                   ------------
      Total liabilities                                            $  5,530,434
                                                                   ------------
Net assets                                                         $420,746,659
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $491,925,777
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (19,550,584)
  Accumulated undistributed net realized loss on
    investments and foreign currency transactions                   (49,779,239)
  Accumulated distributions in excess of net investment
    income                                                           (1,849,295)
                                                                   ------------
      Total                                                        $420,746,659
                                                                   ============
Shares of beneficial interest outstanding (97,911,555
  shares authorized, less 36,290,900 treasury shares)               61,620,655
                                                                    ===========
Net asset value per share (net assets / shares of
  beneficial interest outstanding)                                    $6.83
                                                                      =====

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2000
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                  $ 15,750,046
                                                                   ------------
  Expenses -
    Management fee                                                 $  1,519,710
    Trustees' compensation                                               62,041
    Transfer and dividend disbursing agent fee                           82,124
    Administrative fee                                                   28,547
    Investor communication expense                                      104,351
    Custodian fee                                                        88,982
    Postage                                                              26,155
    Auditing fees                                                        20,000
    Printing                                                             18,519
    Legal fees                                                            1,076
    Miscellaneous                                                        86,781
                                                                   ------------
      Total expenses                                               $  2,038,286
    Fees paid indirectly                                                (19,152)
                                                                   ------------
      Net expenses                                                 $  2,019,134
                                                                   ------------
        Net investment income                                      $ 13,730,912
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $ (8,529,375)
    Foreign currency transactions                                       982,911
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $ (7,546,464)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $    232,562
    Written options                                                    (312,059)
    Swap transactions                                                   122,961
    Translation of assets and liabilities in foreign currencies        (217,221)
                                                                   ------------
      Net unrealized loss on investments and foreign currency
        translation                                                $   (173,757)
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $ (7,720,221)
                                                                   ------------
          Increase in net assets from operations                   $  6,010,691
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                    YEAR ENDED
                                                                MAY 31, 2000             NOVEMBER 30, 1999
                                                                 (UNAUDITED)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $ 13,730,912                  $ 28,799,982
  Net realized loss on investments and foreign currency
    transactions                                                  (7,546,464)                  (12,498,873)
  Net unrealized loss on investments and foreign currency
    translation                                                     (173,757)                  (26,844,564)
                                                                ------------                  ------------
    Increase (decrease) in net assets from operations           $  6,010,691                  $(10,543,455)
                                                                ------------                  ------------
Distributions declared to shareholders -
  From net investment income                                    $(15,526,254)                 $(26,308,092)
  From paid-in capital                                                  --                      (3,973,796)
                                                                ------------                  ------------
    Total distributions declared to shareholders                $(15,526,254)                 $(30,281,888)
                                                                ------------                  ------------
    Cost of shares reacquired                                   $(16,915,490)                 $(23,857,509)
                                                                ------------                  ------------
    Total decrease in net assets                                $(26,431,053)                 $(64,682,852)
Net assets:
  At beginning of period                                         447,177,712                   511,860,564
                                                                ------------                  ------------
  At end of period (including accumulated distributions in
    excess of net investment income of $1,849,295 and
    $53,953 respectively)                                       $420,746,659                  $447,177,712
                                                                ============                  ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                             SIX MONTHS ENDED         -------------------------------------------------------------------------
                                 MAY 31, 2000              1999            1998             1997            1996           1995
                                  (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
  period                               $ 6.94            $ 7.50          $ 7.41           $ 7.56          $ 7.62         $ 6.90
                                       ------            ------          ------           ------          ------         ------
Income from investment
  operations# -
  Net investment income                $ 0.18            $ 0.43          $ 0.46           $ 0.49          $ 0.49         $ 0.49
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                (0.08)            (0.58)           0.08            (0.14)          (0.07)          0.64
                                       ------            ------          ------           ------          ------         ------
      Total from investment
        operations                     $ 0.10            $(0.15)         $ 0.54           $ 0.35          $ 0.42         $ 1.13
                                       ------            ------          ------           ------          ------         ------
Less distributions declared to
  shareholders -
  From net investment income           $(0.25)           $(0.40)         $(0.46)          $(0.49)         $(0.49)        $(0.49)
  In excess of net investment
    income                               --                --             (0.01)           (0.03)          (0.05)          --
  From paid in capital                   --               (0.06)           --               --              --             --
                                       ------            ------          ------           ------          ------         ------
      Total distributions
        declared to shareholders       $(0.25)           $(0.46)         $(0.47)          $(0.52)         $(0.54)        $(0.49)
                                       ------            ------          ------           ------          ------         ------
Net increase from repurchase of
  capital shares                       $ 0.04            $ 0.05          $ 0.02           $ 0.02          $ 0.06         $ 0.08
                                       ------            ------          ------           ------          ------         ------
Net asset value - end of period        $ 6.83            $ 6.94          $ 7.50           $ 7.41          $ 7.56         $ 7.62
                                       ======            ======          ======           ======          ======         ======
Per share market value - end of
  period                               $5.938            $5.813          $6.563           $6.688          $6.750         $6.500
Total return#                            6.39%++          (4.80)%          4.21%            6.91%          12.61%         10.96%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                             0.94%+            0.92%           0.89%            0.94%           1.00%          0.99%
  Net investment income                  6.31%+            6.00%           6.14%            6.56%           6.63%          6.84%
Portfolio turnover                        115%              102%            253%             248%            249%           318%
Net assets at end of period
  (000 omitted)                      $420,747          $447,178        $511,861         $524,580        $554,496       $606,135

 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.
 + Annualized.
++ Not annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Government Markets Income Trust (the Trust) is organized as a
Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rates. Options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the option contract. When a written option expires, the Trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Trust. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements - The Trust may enter into swap agreements. A swap is an exchange of cash payments between the Trust and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Trust uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Trust may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Trust may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At November 30, 1999, the Trust, for federal income tax purposes, had a capital loss carryforward of $42,099,688 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2002, ($21,490,437), November 30, 2004, ($196,662),
November 30, 2005, (8,818,381), and November 30, 2007, ($11,594,208).

(3) Transactions with Affiliates
Investment Adviser - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the lessor of 0.32% per annum of the Trust's average daily net assets and 5.33% of investment income, or 0.85% per annum of average daily net assets. The effective annual rate for the six months ended May 31, 2000, was 0.70%.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS, and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $22,532 for the six months ended May 31, 2000.

Administrator - The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust incurs an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES             SALES
-------------------------------------------------------------------------------
U.S. government securities                       $451,424,712      $444,973,448
                                                 ------------      ------------
Investments (non-U.S. government securities)     $ 26,818,563      $ 66,816,395
                                                 ------------      ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $438,010,442
                                                                  ------------
Gross unrealized appreciation                                     $  1,534,666
Gross unrealized depreciation                                      (20,975,547)
                                                                  ------------
    Net unrealized depreciation                                   $(19,440,881)
                                                                  ============

(5) Shares of Beneficial Interest
The Trustees have authorized 97,911,555 full and fractional shares of beneficial interest. Transactions in Trust shares were as follows:

                                      SIX MONTHS ENDED              YEAR ENDED
                                          MAY 31, 2000       NOVEMBER 30, 1999
                                ----------------------  ----------------------
                                   SHARES       AMOUNT     SHARES       AMOUNT
------------------------------------------------------------------------------
Treasury shares acquired        2,833,500  $16,915,490  3,808,400  $23,857,509
                                ---------  -----------  ---------  -----------

In accordance with the provisions of the Trust's prospectus, 2,833,500 shares of beneficial interest were purchased by the Trust during the six months ended May 31, 2000, at an average price per share of $5.97 and a weighted average discount of 13.24% per share. The Trust reacquired 3,808,400 shares of beneficial interest during the year ended November 30, 1999, at an average price per share of $6.26 and a weighted average discount of 12.50% per share.

(6) Line of Credit
The Trust and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Trust for the six months ended May 31, 2000, was $1,502. The Fund had no borrowings during the period.

(7) Financial Instruments
The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                               NUMBER OF
                                               CONTRACTS               PREMIUMS
-------------------------------------------------------------------------------
Outstanding, beginning of period                      --             $    --
Options written                                        7              1,211,363
Options terminated in closing transactions            --                  --
Options exercised                                     --                  --
Options expired                                       (1)               (39,200)
                                                      --              ---------
Outstanding, end of period                             6             $1,172,163
                                                      ==             ==========

At May 31, 2000, the Trust had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                       NET
                                                                                                UNREALIZED
                                       CONTRACTS TO                          CONTRACTS        APPRECIATION
            SETTLEMENT DATE         DELIVER/RECEIVE   IN EXCHANGE FOR         AT VALUE      (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales              06/16/00      AUD     21,382,056       $13,017,755      $12,201,166         $  816,589
                   06/16/00      CAD     21,662,067        14,836,406       14,471,776            364,630
                   06/16/00      DKK     14,344,441         1,873,293        1,794,597             78,696
                   06/16/00      EUR     31,440,043        29,382,686       29,350,822             31,864
                   06/16/00      JPY  2,845,504,094        26,833,224       26,493,449            339,775
                   06/16/00      NZD     10,099,418         4,989,113        4,618,601            370,512
                                                          -----------      -----------         ----------
                                                          $90,932,477      $88,930,411         $2,002,066
                                                          ===========      ===========         ==========
Purchases          06/16/00      EUR     14,098,365       $12,767,476      $13,161,515         $  394,039
                   06/16/00      JPY  3,396,928,583        32,535,645       31,627,561           (908,084)
                                                          -----------      -----------         ----------
                                                          $45,303,121      $44,789,076         $ (514,045)
                                                          ===========      ===========         ==========

At May 31, 2000, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $1,029,677 with Deutsche Bank, $42,124 with First Boston and $529,193 with Merrill Lynch.

At May 31, 2000, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

Swap Agreements
Interest Rate Swaps

                                                                                                   UNREALIZED
                NOTIONAL PRINCIPAL        CASH FLOWS PAID        CASH FLOWS RECEIVED             APPRECIATION
EXPIRATION      AMOUNT OF CONTRACT           BY THE TRUST               BY THE TRUST           (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------
3/22/2003       SEK  78,300,000      Floating - 3M STIBOR      Fixed - 4.38%                       $(259,788)
3/22/2003       EUR   8,480,000      Fixed - 3.76%             Floating - 6M EURIBOR                 292,831
                                                                                                   ---------
                                                                                                   $  33,043
                                                                                                   =========

At May 31, 2000, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The Trust may invest not more than 10% of its net assets in securities which are subject to legal or contractual restrictions on resale. At May 31, 2000, the Trust owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.54% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

                                                  DATE OF       PRINCIPAL AMOUNT
DESCRIPTION                                   ACQUISITION          (000 OMITTED)             COST            VALUE
------------------------------------------------------------------------------------------------------------------
Federal Housing Administration,
  10.375s, 2030                                 8/16/1993                  2,254       $2,424,568       $2,254,102

MFS(R) GOVERNMENT MARKETS INCOME TRUST

TRUSTEES                                                     PORTFOLIO MANAGERS
Richard B. Bailey+(2) - Private Investor; Former             Stephen C. Bryant*
Chairman and Director (until 1991), MFS Investment           Steven E. Nothern*
Management
                                                             TREASURER
Marshall N. Cohan+(2) - Private Investor                     W. Thomas London*

Lawrence H. Cohn, M.D.+(2) - Chief of Cardiac                ASSISTANT TREASURERS
Surgery, Brigham and Women's Hospital; Professor             Mark E. Bradley*
of Surgery, Harvard Medical School                           Ellen Moynihan*
                                                             James O. Yost*
The Hon. Sir J. David Gibbons, KBE+ (1) - Chief
Executive Officer, Edmund Gibbons Ltd.; Chairman,            SECRETARY
Colonial Insurance Company, Ltd.                             Stephen E. Cavan*

Abby M. O'Neill+(2) - Private Investor                       ASSISTANT SECRETARY
                                                             James R. Bordewick, Jr.*
Walter E. Robb, III+(1) - President and Treasurer,
Benchmark Advisors, Inc. (corporate financial                TRANSFER AGENT, REGISTRAR, AND
consultants); President, Benchmark Consulting                DIVIDEND DISBURSING AGENT
Group, Inc. (office services)                                State Street Bank and Trust Company
                                                             c/o MFS Service Center, Inc.
Arnold D. Scott* - Senior Executive Vice                     P.O. Box 9024
President, Director, and Secretary, MFS Investment           Boston, MA 02205-9824
Management                                                   1-800-637-2304

Jeffrey L. Shames* - Chairman and Chief Executive            CUSTODIAN
Officer, MFS Investment Management                           State Street Bank and Trust Company

J. Dale Sherratt+(1) - President, Insight
Resources, Inc. (acquisition planning specialists)

Ward Smith+(1) - Former Chairman (until 1994),
NACCO Industries (holding company)

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

  + Independent Trustee
  * MFS Investment Management
(1) Member of Audit Committee
(2) Member of Portfolio Trading Committee

MFS(R) GOVERNMENT MARKETS                                           ------------
INCOME TRUST                                                          BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741


(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                     MGFCE-3  7/00  49.8M